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                                                                    Exhibit 10.3

                           BORROWER SECURITY AGREEMENT

     THIS BORROWER SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 2002, is between THE BRICKMAN GROUP, LTD., a Delaware corporation (the "Debtor") and ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent (the "Secured Party") for the benefit of the "Agents" and the "Lenders" (as such terms are hereinafter defined).

                              W I T N E S S E T H:

     WHEREAS, Debtor has entered into that certain Credit Agreement of even date herewith (the same, as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, being herein referred to as the "Credit Agreement") with Secured Party, General Electric Capital Corporation, as syndication agent ("Syndication Agent"), LaSalle Bank National Association, as documentation agent ("Documentation Agent"), Harris Trust and Savings Bank, as co-agent ("Co-Agent") (Secured Party, Syndication Agent, Documentation Agent and Co-Agent are sometimes referred to herein as the "Agents"), and the Lenders party thereto, providing for the Lenders to make available to the Debtor certain term and revolving credit facilities (collectively, the "Loans") on the terms and conditions set forth therein; and

     WHEREAS, to induce the Secured Party and the Lenders to enter into the Credit Agreement and make the Loans thereunder, Debtor has agreed to pledge and grant a security interest in the Collateral (as such term is hereinafter defined) as security for the Obligations (as such term is defined in the Credit Agreement).

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

          "Account Debtor" means "account debtor," as such term is defined in the Uniform Commercial Code.

          "Act" shall have the meaning ascribed thereto in Section 4.8 hereof.

          "Accounts" means any "account," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, "supporting obligations" and "health-care-insurance receivables" as such terms are defined in the Uniform Commercial Code.

          "Bank Agency Agreement" shall have the meaning ascribed thereto in
     Section 4.5 hereof.

          "Blocked Accounts" shall have the meaning ascribed thereto in Section
     4.5 hereof.

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          "Certificated Securities" means "certificated securities," as such term is defined in the Uniform Commercial Code.

          "Chattel Paper" means any "chattel paper," as such term is defined in the Uniform Commercial Code.

          "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

          "Collecting Banks" shall have the meaning ascribed thereto in Section
     4.5 hereof.

          "Commercial Tort Claims" means "commercial tort claims," as such term is defined in the Uniform Commercial Code.

          "Contracts" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

          "Control" means the manner in which "control" is achieved under the Uniform Commercial Code with respect to a particular item of Collateral.

          "Copyrights" means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on Schedule III attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Deposit Accounts" means all "deposit accounts," as such term is defined in the Uniform Commercial Code, now or hereafter held in the name of Debtor, including, without limitation, Blocked Accounts and the Depository Account.

          "Depository Account" shall have the meaning ascribed thereto in
     Section 4.5 hereof.

          "Documents" means any "documents," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, all documents of title, bills of lading or other receipts evidencing or representing Inventory or Equipment.

          "Equipment" means any "equipment," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, Motor Vehicles.

          "Fixtures" means "fixtures," as such term is defined in the Uniform Commercial Code.

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          "General Intangibles" means any "general intangibles," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, Payment Intangibles, Software, and all right, title and interest in or under all Contracts, models, drawings, materials and Records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.

          "Goods" means any "goods," as such term is defined in the Uniform Commercial Code, including, without limitation, Equipment, Fixtures and embedded Software to the extent included in "goods," as such term is defined in the Uniform Commercial Code.

          "Instruments" means any "instrument," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, Lender Letters of Credit and other letters of credit, Letter-of-Credit Rights and Chattel Paper.

          "Inventory" means any "inventory," as such term is defined in the Uniform Commercial Code.

          "Investment Property" means any "investment property," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, Certificated Securities and Uncertificated Securities.

          "Liabilities" shall mean, collectively, the Obligations, the Rate Contract Obligations and all obligations, liabilities and Indebtedness of the Debtor under or in respect of this Agreement.

          "Letter-of-Credit Rights" means "letter-of-credit rights," as such term is defined in the Uniform Commercial Code.

          "Motor Vehicles" means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

          "Patents" means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule IV attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Payment Intangibles" means "payment intangibles," as such term is defined in the Uniform Commercial Code.

          "Proceeds" means "proceeds," as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds

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     of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any Person acting under color of governmental authority), and
     (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

          "Record" means "record," as such term is defined in the Uniform Commercial Code.

          "Representative" means any Person acting as agent, representative or trustee on behalf of the Secured Party from time to time.

          "Software" means all "software," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by Debtor, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

          "Trademarks" means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in
     Schedule V attached hereto and renewals thereof, all of the goodwill of the business connected with the use of, and symbolized by each of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

          "Uncertificated Securities" means "uncertificated securities," as such term is defined in the Uniform Commercial Code.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois; provided, that to the extent that the Uniform Commercial Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern.

     Section 2. Representations, Warranties and Covenants of the Debtor. After giving effect to the Related Transactions, the Debtor represents and warrants to, and covenants with, the Secured Party, for the benefit of the Agents and the Lenders, as follows:

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          (a) the Debtor has rights in and the power to transfer the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof (subject, with respect to after-acquired Collateral, to the Debtor acquiring the same) and no Lien other than Permitted Liens exists or will exist upon such Collateral at any time;

          (b) this Agreement is effective to create in favor of the Secured Party, for the benefit of the Agents and the Lenders, a valid security interest in and Lien upon all of the Debtor's right, title and interest in and to the Collateral, and, upon the timely filing of appropriate Uniform Commercial Code financing statements in the jurisdictions listed on Schedule I attached hereto, such security interest will be duly perfected in all the Collateral (other than Instruments not constituting Chattel Paper) to the extent such security interest can be perfected by the filing of such Uniform Commercial Code financing statements, and upon delivery of the Instruments to the Secured Party or its Representative, duly indorsed by the Debtor or accompanied by appropriate instruments of transfer duly executed by the Debtor, the security interest in the Instruments will be duly perfected;

          (c) all of the Equipment, Inventory and Goods owned by the Debtor are, when not in use at client sites, being repaired or in transit, located at the places as specified on Schedule I attached hereto. Except as disclosed on
Schedule I, none of the Collateral is in the possession of any bailee, warehousemen, processor or consignee. Schedule I discloses the Debtor's name as of the date hereof as it appears in official filings in the state of its incorporation, formation or organization, as applicable, the type of entity of the Debtor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by the Debtor's state of incorporation, formation or organization, as applicable (or a statement that no such number has been issued), the Debtor's federal employer identification number, state of incorporation, formation or organization, as applicable, and the chief place of business, chief executive office and the office where the Debtor keeps its books and records. The Debtor has only one state of incorporation, formation or organization, as applicable. The Debtor (including any Person acquired by the Debtor) does not do business and has not done business during the past five (5) years under any trade name or fictitious business name except as disclosed on Schedule II attached hereto;

          (d) no Copyrights, Patents or Trademarks listed on Schedules III, IV and V, respectively, if any, have been adjudged invalid or unenforceable or have been canceled, in whole or in part, or are not presently subsisting. Each of the material Copyrights, Patents and Trademarks listed thereon is valid and enforceable. The Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of such Copyrights, Patents and Trademarks, identified on Schedules III, IV and V, respectively, free and clear of any Liens, charges and encumbrances, including without limitation licenses, shop rights and covenants by the Debtor not to sue third persons, other than Permitted Liens. The Debtor has adopted, used and is currently using, or has a current bona fide intention to use, all of such Trademarks and Copyrights material to its business. The Debtor has no notice of any suits or actions commenced or threatened with reference to the material Copyrights, Patents or Trademarks owned by it;

          (e) Debtor agrees to deliver to the Secured Party an updated Schedule I and/or II, within five (5) Business Days of any change thereto, and, in the event of any change thereto, an updated Schedule III, IV and/or V in connection with each delivery of a Compliance Certificate;

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          (f) all Deposit Accounts and other accounts maintained by the Debtor are described on Schedule VI hereto, which description includes for each such account the name of the Debtor maintaining such account, the name, address and telephone and facsimile numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account. The Debtor shall not open any new accounts except as permitted under the Credit Agreement. The Debtor shall deliver to the Secured Party a revised version of Schedule VI showing any changes thereto within five (5) Business Days of any such change. The Debtor hereby authorizes the financial institutions at which the Debtor maintains an account to provide the Secured Party with such information with respect to such account as the Secured Party from time to time reasonably may request, and the Debtor hereby consents to such information being provided to the Secured Party; and

          (g) the Debtor does not own any Commercial Tort Claims except for those disclosed on Schedule VII hereto.

     Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Liabilities, the Debtor hereby pledges and grants to the Secured Party, for the benefit of the Secured Party and the Lenders, a Lien on and security interest in and to all of the Debtor's right, title and interest in the following personal property of Debtor, whether now owned by the Debtor or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral"):

          (a) Instruments, together with all payments thereon or thereunder:

          (b) Accounts;

          (c) Inventory;

          (d) General Intangibles;

          (e) Equipment;

          (f) Documents;

          (g) Contracts;

          (h) Goods;

          (i) Investment Property;

          (j) Deposit Accounts, including, without limitation, the balance from time to time in all bank accounts maintained by the Debtor;

          (k) Commercial Tort Claims specified on Schedule VII attached hereto; and

          (l) all other tangible and intangible property, including, without limitation, all Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions,

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additions and replacements of and to any of the property of the Debtor described in the preceding clauses of this Section 3 (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing and all books, correspondence, files, Records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and Records in the possession or under the control of the Debtor or any computer bureau or service company from time to time acting for the Debtor.

     Notwithstanding the foregoing, and with respect to the grant of Liens and security interests hereunder only, the term "Collateral" shall not include (i) Debtor's Equipment that is subject to a purchase money security interest or equipment lease (the "Excluded Equipment") and (ii) any property of the type specified in clauses (d), (g) and (l) above (such property, together with the Excluded Equipment, the "Excluded Collateral"), to the extent the assignment, granting, creation, mortgage, pledge, hypothecation or transfer of such Excluded Collateral would violate the terms of, or would otherwise constitute a default or termination or similar event under any document or instrument to which Debtor is a party relating to the ownership of, or pertaining to any rights or interest held in such Excluded Property, to the extent that no such term, document or instrument is in contravention of Sections 9-406, 9-407 or 9-408 of the UCC. Debtor hereby represents and warrants to the Secured Party that the failure of the Secured Party to receive a security interest in any of the Excluded Collateral, for the benefit of the Agents and the Lenders, shall not result in the Secured Party failing to have a priority security interest in a material portion of the Collateral and the Excluded Collateral, when taken as a whole, is not material to the operations, business, properties or condition of the Debtor.

     Section 4. Covenants; Remedies. In furtherance of the grant of the pledge, security interest and Lien pursuant to Section 3 hereof, the Debtor hereby agrees with the Secured Party, for the benefit of the Secured Party and the Lenders, as follows:

     4.1  Delivery and Other Perfection; Maintenance, Etc.

          (a) Delivery of Instruments, Documents, Etc. The Debtor shall deliver and pledge to the Secured Party or its Representative any and all Instruments, negotiable Documents, Chattel Paper and Certificated Securities (accompanied by stock powers or assignments separate from certificate, as applicable, executed in blank) duly indorsed and/or accompanied by such instruments of assignment and transfer executed by the Debtor in such form and substance as the Secured Party or its Representative may request; provided, that so long as no Event of Default shall have occurred and be continuing and Secured Party has not directed the Debtor to act otherwise, the Debtor may retain for collection in the Ordinary Course of Business any Instruments, negotiable Documents and Chattel Paper received by the Debtor in the Ordinary Course of Business, and the Secured Party or its Representative shall, promptly upon request of the Debtor, make appropriate arrangements for making any other Instruments, negotiable Documents and Chattel Paper pledged by the Debtor available to the Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Secured Party or its Representative, against trust receipt or like document). If the Debtor retains possession of any Chattel Paper, negotiable Documents or Instruments pursuant to the terms hereof, other than checks received for deposit that have been in Debtor's

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possession for less than three (3) Business Days, such Chattel Paper, negotiable
Documents and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Antares Capital Corporation, as secured party, for the benefit of itself and certain lenders, among others."

          (b) Other Documents and Actions. The Debtor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or appropriate (in the reasonable judgment of the Secured Party or its Representative) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Secured Party or its Representative to exercise and enforce the rights of the Secured Party hereunder with respect to such pledge and security interest, provided that notices to Account Debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (e) below. Notwithstanding the foregoing, the Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of Illinois, as in effect from time to time, or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State of Illinois, as in effect from time to time, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

          (c) Books and Records. The Debtor shall maintain at its own cost and expense and in all material respects complete and accurate books and records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the occurrence and during the continuation of any Event of Default, the Debtor shall deliver and turn over any such books and Records (or true and correct copies thereof) to the Secured Party or its Representative at any time on demand. The Debtor shall permit Secured Party, representatives and independent contractors of the Secured Party (at the expense of the Debtor, provided that Debtor shall be responsible for such expenses not more than one (1) time per year unless an Event of Default has occurred and is continuing), or any Lender accompanying Secured Party (at such Lender's expense unless an Event of Default shall have occurred and be continuing), to examine the Debtor's books and Records, and make copies thereof or abstracts therefrom, and to discuss the same with the Debtor's directors and officers at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Debtor; provided, however, when an Event of Default exists the Secured Party or any Lender may do any of the foregoing at the expense of the Debtor at any time during normal business hours and without advance notice.

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          (d) Motor Vehicles. Upon the occurrence and during the continuance of an Event of Default, the Debtor shall, promptly upon the request of the Secured Party or its Representative, cause the Secured Party to be listed as the lienholder on each certificate of title or ownership covering any items of Equipment, including Motor Vehicles.

          (e) Notice to Account Debtors; Verification. (i) Upon the occurrence and during the continuance of any Event of Default (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted), upon request of the Secured Party or its Representative, the Debtor shall promptly notify (and the Debtor hereby authorizes the Secured Party and its Representative to so notify) each Account Debtor in respect of any Accounts or Instruments or other Persons obligated on the Collateral that such Collateral has been assigned to the Secured Party hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party and (ii) the Secured Party and its Representative shall have the right at any time or times to make direct verification with the Account Debtors or other Persons obligated on the Collateral of any and all of the Accounts or other such Collateral

          (f) Intellectual Property. The Debtor represents and warrants that the Copyrights, Patents and Trademarks listed on Schedules III, IV and V, respectively, constitute all of the U.S. federally registered Copyrights and all of the Patents and Trademarks now owned by the Debtor. If the Debtor shall (i) obtain rights to any registered Copyrights or any Patents or Trademarks or (ii) become entitled to the benefit of any registered Copyrights or any Patents or Trademarks or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and the Debtor shall give to the Secured Party prompt written notice thereof. The Debtor hereby authorizes the Secured Party to modify this Agreement by amending Schedules III, IV and V, as applicable, to include any such U.S. federally registered Copyrights or any such Patents and Trademarks. The Debtor shall have the duty to the extent it determines to do so in its reasonable business judgment (i) to prosecute diligently any material patent, trademark, or service mark applications pending as of the date hereof or hereafter, (ii) to make application on unpatented but patentable material inventions and on material trademarks, material copyrights and material service marks, as appropriate, (iii) to preserve and maintain all rights in the Copyrights, Patents and Trademarks, to the extent material to the operations of the business of the Debtor, and (iv) to ensure that the Copyrights, Patents and Trademarks are and remain enforceable, to the extent material to the operations of the business of the Debtor. Any expenses incurred in connection with the Debtor's obligations under this Section 4.1(f) shall be borne by the Debtor. The Debtor shall not abandon any right to file a material patent, material trademark or material service mark application, or abandon any pending patent, application or any other Copyright, Patent or Trademark without the written consent of the Secured Party, which consent shall not be unreasonably withheld.

          (g) Further Identification of Collateral. The Debtor will, when and as often as requested by the Secured Party or its Representative, furnish to the Secured Party or its Representative, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party or its Representative may reasonably request, all in reasonable detail.

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          (h) Investment Property. The Debtor will take any and all actions required or reasonably requested by the Secured Party, from time to time, to (i) cause the Secured Party to obtain exclusive Control of any Investment Property owned by the Debtor in a manner acceptable to the Secured Party and (ii) obtain from any issuers of Investment Property and such other Persons, for the benefit of the Secured Party, written confirmation of the Secured Party's Control over such Investment Property. For purposes of this Section 4.1(h), the Secured Party shall have exclusive Control of Investment Property if (i) such Investment Property consists of Certificated Securities and the Debtor delivers such Certificated Securities to the Secured Party (with appropriate indorsements if such Certificated Securities are in registered form), (ii) such Investment Property consists of Uncertificated Securities and either (x) the Debtor delivers such Uncertificated Securities to the Secured Party or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to the Secured Party, that it will comply with instructions originated by the Secured Party without further consent by the Debtor, and (iii) such Investment Property consists of security entitlements and either (x) the Secured Party becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to the documentation in form and substance satisfactory to the Secured Party, that it will comply with entitlement orders originated by the Secured Party without further consent by the Debtor.

          (i) Compliance with Loan Documents. The Debtor shall comply with the provisions of the Loan Documents applicable thereto.

          (j) Commercial Tort Claims. The Debtor shall promptly notify the Secured Party of any Commercial Tort Claim acquired by it and unless otherwise consented to by the Secured Party, the Debtor shall enter into a supplement to this Agreement, granting to the Secured Party a Lien on and security interest in such Commercial Tort Claim.

     4.2 Other Liens. The Debtor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to the Collateral and in and to all Proceeds thereof against the claims and demands of all Persons whatsoever.

     4.3 Preservation of Rights. Whether or not any Event of Default has occurred or is continuing, the Secured Party and its Representative may, but shall not be required to, upon notice to the Debtor, take any steps the Secured Party or its Representative deems necessary to preserve any Collateral or any rights against third parties to any of the Collateral, including obtaining insurance of Collateral at any time when the Debtor has failed to do so, and the Debtor shall promptly pay, or reimburse the Secured Party for, all expenses incurred in connection therewith.

     4.4 Good Standing; Name Change; Location; Bailees.

          (a) Without limiting the prohibition on mergers involving the Debtor contained in the Credit Agreement, but except as permitted under the Credit Agreement, Debtor shall not (i) reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized, as applicable, as of the date hereof without the prior written notice to the Secured Party or (ii) otherwise change its name, identity or corporate or

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other organizational structure, as applicable without prior notice. The Debtor will notify the Secured Party promptly in writing prior to any change in Debtor's legal name as identified on Schedule I attached hereto.

          (b) Except for the sale of Inventory in the Ordinary Course of Business and except as expressly permitted in the Credit Agreement, all Collateral of the Debtor, except for Collateral in transit in the Ordinary Course of Business, is located at the locations specified in Schedule I attached hereto. The Debtor will give the Secured Party thirty (30) days' prior written notice of any change in the Debtor's chief place of business or of any new location for any of the Collateral.

          (c) If any Collateral is at any time in the possession or control of any warehousemen, bailee, consignee or processor, the Debtor shall, after the occurrence and during the continuance of an Event of Default and upon the request of the Secured Party or its Representative, notify such warehousemen, bailee, consignee or processor of the Lien and security interest created hereby and shall instruct such Person to hold all such Collateral for the Secured Party's account subject to the Secured Party's instructions and shall obtain an acknowledgement from such warehousemen, bailee, consignee or processor that such Person holds the Collateral for Secured Party's benefit.

          (d) The Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed pursuant to this Agreement without the prior written consent of the Secured Party and agrees that it will not do so without the prior written consent of the Secured Party, subject to the Debtor's rights under
Section 9-509(d)(2) of the Uniform Commercial Code.

          (e) The Debtor shall not enter into any Contract that restricts or prohibits the grant to the Secured Party of a security interest in Accounts, Chattel Paper, Instruments or Payment Intangibles or the Proceeds of the foregoing, unless such restriction or prohibition shall be ineffective pursuant to Section 9-406, 9-407 or 9-408 of the Uniform Commercial Code.

     4.5 Bank Accounts.

          (a) On or prior to the Closing Date, the Secured Party and the Debtor shall enter into a bank agency agreement in a form specified by the Secured Party ("Bank Agency Agreement"), with each financial institution set forth on Part A of Schedule VI attached hereto. At any time after the occurrence and during the continuance of an Event of Default, at the Secured Party's request, the Secured Party and the Debtor shall enter into a Bank Agency Agreement with any and all financial institutions with which the Debtor maintains from time to time any Deposit Accounts (general or specific), and including without limitation those financial institutions set forth on Part B of Schedule VI attached hereto. Pursuant to the Bank Agency Agreements and pursuant hereto, the Debtor grants and shall grant to the Secured Party a continuing Lien upon, and security interest in, all such Deposit Accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as the Secured Party's agent in connection therewith. Following the Closing

Date, the Debtor shall not establish any Deposit Account with any financial institution except as permitted under the Credit Agreement.

          (b) Upon the occurrence, and during the continuance of, an Event of Default and upon the Secured Party's request, the Debtor shall establish lock-box or blocked accounts (collectively, "Blocked Accounts") in the Debtor's name with such banks as are acceptable to the Secured Party ("Collecting Banks"), subject to irrevocable instructions in a form specified by the Secured Party, to which the obligors of all Accounts shall directly remit all payments on Accounts and in which the Debtor will immediately deposit all cash payments for Inventory or other cash payments constituting Proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, the Secured Party may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the "Depository Account"). From and after receipt by any Collecting Bank of written notice from the Secured Party to such Collecting Bank that an Event of Default has occurred and is continuing, all amounts held or deposited in the Blocked Accounts held by such Collecting Bank shall be transferred to the Depository Account. Subject to the foregoing, the Debtor hereby agrees that all payments received by the Secured Party or any Lender whether by cash, check, wire transfer or any other instrument, made to such Blocked Accounts or otherwise received by the Secured Party or any Lender and whether in respect of the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of the Secured Party for the benefit of the Agents and the Lenders. The Debtor, and any of its Affiliates, employees, agents and other Persons acting for or in concert with the Debtor shall, acting as trustee for the Secured Party, receive, as the sole and exclusive property of the Secured Party, any moneys, checks, notes, drafts or other payments relating to and/or Proceeds of Accounts or other Collateral which come into the possession or under the control of the Debtor or any Affiliates, employees, agent or other Persons acting for or in concert with the Debtor, and immediately upon receipt thereof, the Debtor or Persons shall deposit the same or cause the same to be deposited in kind, in a Blocked Account.

     4.6 Events of Default, Etc. During the period during which an Event of Default shall have occurred and be continuing:

          (a) the Debtor shall, at the request of the Secured Party or its Representative, assemble the Collateral and make it available to the Secured Party or its Representative at a place or places designated by the Secured Party or its Representative which are reasonably convenient to the Secured Party or its Representative, as applicable, and the Debtor;

          (b) the Secured Party or its Representative may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (c) the Secured Party shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner thereof (and the Debtor agrees to take all such action as may be appropriate to give effect to such right);

          (d) the Secured Party or its Representative in their discretion, in the name of the Secured Party or in the name of the Debtor or otherwise, may demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (e) the Secured Party or its Representative may take immediate possession and occupancy of any premises owned, used or leased by the Debtor and exercise all other rights and remedies of an assignee which may be available to the Secured Party; and

          (f) the Secured Party may, upon ten (10) Business Days' prior written notice to the Debtor of the time and place (which notice the Debtor hereby agrees is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Secured Party or its Representative, sell, lease, license, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or anyone else may be the purchaser, lessee, licensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Debtor, any such demand, notice and right or equity being hereby expressly waived and released. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. The proceeds of each collection, sale or other disposition under this Section 4.6 shall be applied in accordance with Section
4.9 hereof.

     4.7 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Liabilities, the Debtor shall remain liable for any deficiency.

     4.8 Private Sale. The Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Collateral to permit the Debtor to register such Collateral for public sale under the Act, or under applicable state securities laws, even if the Debtor would agree to do so. The Secured Party shall not incur any liability as a result of the sale of any such Collateral, or any part thereof, at any private sale provided for in this Agreement conducted in a commercially reasonable manner, and the Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Liabilities, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

     The Debtor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of any such Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtor's expense, provided that the Debtor shall be under no obligation to take any action to enable any or all of such Collateral to be registered under the provisions of the Act. The Debtor further agrees that a breach of any of the covenants contained in this Section 4.8 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 4.8 shall be specifically enforceable against the Debtor, and the Debtor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

     4.9 Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral, and any other cash at the time held by the Secured Party under this Agreement, shall be applied in accordance with subsection 1.10(c) of the Credit Agreement.

     4.10 Attorney-in-Fact. The Debtor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the discretion of the Secured Party, for the purpose of carrying out the terms of this Agreement, to take, after the occurrence, and during the continuance of, an Event of Default, any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following upon the occurrence and during the continuance of any Event of
Default:

          (a) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Debtor or its own name or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (b) to pay or discharge charges or Liens levied or placed on or threatened against the Collateral (other than the Permitted Liens), to effect any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor;

          (c) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct, and to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral;

          (d) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Documents constituting or relating to the Collateral;

          (e) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (f) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;

          (g) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate;

          (h) to the extent that the Debtor's authorization given in Section 4.1(b) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement, with or without the Debtor's signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate, and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature; and

          (i) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owners thereof for all purposes, and to do, at the Secured Party's option and at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Debtor might do.

     The Debtor hereby ratifies, to the extent permitted by law, all that such attorneys lawfully do or cause to be done by virtue hereof. The power of attorney granted hereunder is a power coupled with an interest and shall be irrevocable until the Liabilities (other than contingent indemnification obligations) are paid in full in cash and the Credit Agreement is terminated.

     The Debtor also authorizes the Secured Party, at any time from and after the occurrence and during the continuation of any Event of Default, (x) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Debtor in and under the Contracts hereunder and other matters relating thereto and (y) to execute, in connection with any sale of Collateral provided for in Section 4.5 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, the Debtor shall:

          (a) deliver to or authorize the Secured Party to file such financing statements, assignments for security and other documents in such offices as may be necessary or as the Secured Party or its Representative may request to perfect the security interests granted by Section 3 of this Agreement;

          (b) at the Secured Party's request, deliver to the Secured Party or its Representative the originals of all Instruments together with, in the case of Instruments constituting promissory notes, allonges attached thereto showing such promissory notes to be payable to the order of a blank payee;

          (c) at Secured Party's request, deliver to the Secured Party or its Representative instruments representing or evidencing all certificated Investment Property, in suitable form for transfer by delivery or accompanied by applicable indorsements, where necessary, or duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to Secured Party; and

          (d) take any other action or do any other thing reasonably required by Secured Party or its Representative so that Secured Party shall have a first priority perfected security interest in the Collateral, other than delivery of Motor Vehicle titles, subject only to Permitted Liens.

     4.12 Termination. This Agreement and the Liens and security interests granted hereunder shall not terminate until the termination of the Credit Agreement and the full and complete performance, satisfaction and payment in full in cash of all the Liabilities (other than contingent indemnification obligations and Rate Contract Obligations), whereupon the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of the Debtor. To the extent that Collateral is sold or otherwise disposed of as permitted by the Credit Agreement, Secured Party hereby agrees to release the Liens and security interests granted hereunder in any such Collateral. The Secured Party shall also execute and deliver to the Debtor upon such termination such Uniform Commercial Code termination statements or amendments, certificates for terminating the Liens on the applicable Motor Vehicles (if any) and such other documentation as shall be reasonably requested by the Debtor to effect the termination and release of the Liens and security interests in favor of the Secured Party affecting the Collateral.

     4.13 Further Assurances. At any time and from time to time, upon the written request of the Secured Party or its Representative, and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further actions as the Secured Party or its Representative may reasonably require in order for the Secured Party to obtain the full benefits of this Agreement and of the rights and powers herein granted in favor of the Secured Party, including, without limitation, using the Debtor's commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Collateral held by the Debtor or in which the Debtor has any rights not heretofore assigned, the filing of any financing or continuation statements under the Uniform Commercial Code with respect to the Liens and security interests granted hereby, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of the Secured Party as lienholder on the certificate of title of any Motor Vehicle as required hereby and obtaining waivers of Liens from landlords and mortgagees. The Debtor also hereby authorizes the Secured Party and its Representative to file any such financing or continuation statement without the signature of the Debtor to the extent permitted by applicable law.

     4.14 Limitation on Duty of the Secured Party. The powers conferred on the Secured Party under this Agreement are solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither the Secured Party nor its Representative nor any of their respective officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for gross negligence or willful misconduct. Without limiting the foregoing, the Secured Party and any Representative shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that which the relevant Secured Party or any Representative, in its individual capacity, accords its own property consisting of the type of Collateral involved, it being understood and agreed that neither the Secured Party nor any Representative shall have any responsibility for taking any necessary steps (other than steps taken in accordance with the standard of care set forth above) to preserve rights against any Person with respect to any Collateral.

     Also without limiting the generality of the foregoing, neither the Secured Party nor any Representative shall have any obligation or liability under any Contract or license by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest therein or assignment thereof or the receipt by the Secured Party or any Representative of any payment relating to any Contract or license pursuant hereto, nor shall the Secured Party or any Representative be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any Contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or license, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     Section 5. Miscellaneous.

     5.1 No Waiver. No failure on the part of the Secured Party or any of its Representatives to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party or any of its Representatives of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

     5.2 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of Illinois, without regard to the conflict of law principles thereof.

     5.3 Notices. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provisions of the Credit Agreement.

     5.4 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Debtor and the Secured Party. Any such amendment or waiver shall be binding upon the Secured Party and the Debtor and their respective successors and assigns.

     5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereto, provided, that the Debtor shall not assign or transfer its rights hereunder without the prior written consent of the Secured Party.

     5.6 Counterparts; Headings. This Agreement may be authenticated in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may authenticate this Agreement by signing any such counterpart. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by the Secured Party, electronic means, all of which shall be equally valid. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     5.7 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party and its Representative in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     5.8 Other Loan Documents. This Agreement supplements the other Loan Documents and nothing in this Agreement shall be deemed to limit or supersede the rights granted to Secured Party or the Lenders or their agent in any other Loan Document. In the event of any conflict between this Agreement and the Credit Agreement, the provisions of the Credit

Agreement shall govern. To the extent that any provision of any other Loan Document provides rights, remedies and benefits to the Secured Party that exceed the rights, remedies and benefits provided to the Secured Party under this Agreement, such provisions of such other Loan Document shall be deemed to supplement (and not conflict with) the provisions hereof.

     5.9 SUBMISSION TO JURISDICTION; WAIVER OF VENUE. (a) THE DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE SECURED PARTY TO BRING PROCEEDINGS AGAINST THE DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE DEBTOR AGAINST THE SECURED PARTY OR ANY LENDER OR ANY AFFILIATE OR REPRESENTATIVE THEREOF INVOLVING DIRECTLY OR INDIRECTLY ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     5.10 WAIVER OF RIGHT TO TRIAL BY JURY. THE DEBTOR AND THE SECURED PARTY EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE DEBTOR AND THE SECURED PARTY EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      [Remainder of page intentionally left blank, signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Borrower Security Agreement to be duly executed and delivered as of the date first above written.

                                           THE BRICKMAN GROUP, LTD., a Delaware
                                           corporation


                                           By:  /s/ Charles B. Silcox
                                               ---------------------------------
                                           Name:  Charles B. Silcox
                                                 -------------------------------
                                           Title:  Vice President
                                                  ------------------------------


                                           ANTARES CAPITAL CORPORATION, a
                                           Delaware corporation, as Agent


                                           By:  /s/ Timothy G. Lyne
                                               ---------------------------------
                                           Name:  Timothy G. Lyne
                                                 -------------------------------
                                           Title: Director

                                   SCHEDULE I
                                       TO
                           BORROWER SECURITY AGREEMENT

UCC Financing Statements; Location of Equipment, Inventory, Goods and Books and
 Records; Goods in Possession of Consignees, Bailees, Warehousemen, Agents and
     Processors; Debtor's Legal Names; State of Incorporation or Formation;
         Organizational Identification Number; Chief Executive Office.

I.   DEBTOR: THE BRICKMAN GROUP, LTD.

        1   Legal Name of Debtor:
                                                    ----------------------------

        2   State of Incorporation:
                                                    ----------------------------

        3   Organizational Identification Number:
                                                    ----------------------------

        4   Chief Executive Office:
                                                    ----------------------------

        5   Location of Books and Records:
                                                    ----------------------------

        6   Locations of Equipment, Inventory
            and Goods:                              ----------------------------

                                                    ----------------------------

                                                    ----------------------------

        7   Locations of Goods in Possession of
            Consignees, Bailees, Warehousemen,      ----------------------------
            Agents and Processors (including
            names of such consignees, bailees,      ----------------------------
            etc.):
                                                    ----------------------------

                                                    ----------------------------

        8   Jurisdictions For UCC Filings:
                                                    ----------------------------

                                   SCHEDULE II
                                       TO
                           BORROWER SECURITY AGREEMENT

                         Tradenames and Fictitious Names
                          (Present and Past Five Years)

1                                   :
     -------------------------------     ---------------------------------------

                                         ---------------------------------------

                                  SCHEDULE III
                                       TO
                           BORROWER SECURITY AGREEMENT

  U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright
        Applications; Foreign Copyright Applications; Copyright Licenses

                          U.S. Copyright Registrations

     HOLDER        MARK        REGISTRATION         REGISTRATION
                                  NUMBER                DATE

                         Foreign Copyright Registrations

     HOLDER        MARK        COUNTRY        REGISTRATION        REGISTRATION
                                                 NUMBER                DATE

                           U.S. Copyright Applications

     HOLDER        MARK         APPLICATION      APPLICATION
                                  NUMBER            DATE

                         Foreign Copyright Applications

     HOLDER        MARK         COUNTRY         APPLICATION       APPLICATION
                                                   NUMBER             DATE

                               Copyright Licenses

     LICENSED MARKS           NAME OF            PARTIES            DATE OF
                             AGREEMENT                             AGREEMENT

                                   SCHEDULE IV
                                       TO
                           BORROWER SECURITY AGREEMENT

            U.S. Patent Registrations; Foreign Patent Registrations;
     U.S. Patent Applications; Foreign Patent Applications; Patent Licenses

                            U.S. Patent Registrations

     HOLDER        PATENT        REGISTRATION        REGISTRATION
                                    NUMBER               DATE

                          Foreign Patent Registrations

     HOLDER        PATENT           COUNTRY       REGISTRATION     REGISTRATION
                                                     NUMBER            DATE

                            U.S. Patent Applications

     HOLDER        PATENT         APPLICATION         APPLICATION
                                     NUMBER               DATE

                           Foreign Patent Applications

     HOLDER        PATENT           COUNTRY          APPLICATION    APPLICATION
                                                        NUMBER         DATE

                                 Patent Licenses

     LICENSED PATENTS             NAME OF         PARTIES            DATE OF
                                 AGREEMENT                          AGREEMENT

                                   SCHEDULE V
                                       TO
                           BORROWER SECURITY AGREEMENT

         U.S. Trademark Registrations; Foreign Trademark Registrations;
U.S. Trademark Applications; Foreign Trademark Applications; Trademark Licenses

                          U.S. Trademark Registrations

     HOLDER        MARK        REGISTRATION          REGISTRATION
                                  NUMBER                 DATE

                         Foreign Trademark Registrations

     HOLDER        MARK           COUNTRY       REGISTRATION      REGISTRATION
                                                   NUMBER             DATE

                           U.S. Trademark Applications

     HOLDER        MARK         APPLICATION         APPLICATION
                                  NUMBER               DATE

                         Foreign Trademark Applications

     HOLDER        MARK          COUNTRY           APPLICATION     APPLICATION
                                                      NUMBER          DATE

                               Trademark Licenses

     LICENSED MARKS       NAME OF          PARTIES            DATE OF
                         AGREEMENT                           AGREEMENT

                                   SCHEDULE VI
                                       TO
                           BORROWER SECURITY AGREEMENT

                     Depository Accounts and Other Accounts

                                     Part A

     Name of Account       Bank       Type of Account (with       Account
         Holder                       general description)        Number

                [From Deposit Account Exhibit in Closing Agenda]

                                     Part B

     Name of Account       Bank       Type of Account (with       Account
         Holder                       general description)        Number

                      [All others from due diligence list]

                                  SCHEDULE VII
                                       TO
                           BORROWER SECURITY AGREEMENT

                             Commercial Tort Claims